EX.99(b)

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
               TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: SENTINEL GROUP FUNDS, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15
(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: February 6, 2008

                                                  /s/ Christian W. Thwaites
                                                  -----------------------------
                                                  Christian W. Thwaites
                                                  President and Chief Executive
                                                  Officer

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                                      TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: SENTINEL GROUP FUNDS, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15
(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: February 6, 2008

                                                  /s/ Thomas P. Malone
                                                  -----------------------------
                                                  Thomas P. Malone
                                                  Vice President and Treasurer